SUPPLEMENT TO THE SPARTAN(registered trademark) U.S. TREASURY MONEY MARKET FUND, SPARTAN(registered trademark) U.S. GOVERNMENT MONEY
MARKET FUND AND SPARTAN(registered trademark) MONEY MARKET FUND JUNE 22, 1999 PROSPECTUS

The following information supplements the information found in the "Account Features and Policies" section on page 21:

If your ACCOUNT BALANCE falls below $10,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged.